UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

iM Dolan McEniry Corporate Bond Fund

Annual Report
December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.imglobalpartner.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-898-1041, sending an e-mail request to contact@imglobalpartner.com, or by enrolling at www.imglobalpartner.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-888-898-1041 or send an e-mail request to contact@imglobalpartner.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

iM Dolan McEniry Corporate Bond Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	7

Sector Allocation of Portfolio Assets	8

Schedule of Investments	9

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	30

Expense Example	32

Statement Regarding Liquidity Risk Management Program	34

Notice to Shareholders	35

Trustees and Officers	36

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	39

Notice of Privacy Policy and Practices	43

iM Dolan McEniry Corporate Bond Fund
Letter to Shareholders
(Unaudited)
Market review

The year of 2020 was unlike anything investors or the world has seen before. A year that began in a low volatility and tight spread environment quickly turned upside down. In late February and through March, spreads gapped out dramatically and liquidity evaporated as the COVID-19 pandemic and panic swept through the world and United States. Fixed income markets were close to their breaking point in March when the Federal Reserve lowered the Fed Funds Rate by 150 basis points. With the lowering of the Fed Funds Rate, the Federal Reserve began to provide support to financial markets by starting purchase programs for fixed income assets, including corporate bonds. From that point, financial markets experienced a dramatic reversal from the “flight to quality” trade seen during February and March. Money poured into “risk assets” throughout the rest of the year and both equities and corporate bonds experienced extremely strong returns. U.S. Treasury rates decreased significantly across the Treasury curve as the Federal Reserve lowered the Federal Funds Rate and pledged to keep rates low for as long as needed. Slowly improving economic and financial conditions along with the comfort of the implied backing of the Federal Reserve, and encouraging vaccine news, led to continued spread tightening in corporate bonds during the last nine months of the year. For the entire year of 2020, significantly lower Treasury rates along with modestly wider spreads led to strong returns in almost all fixed income products, with U.S. Treasuries as the top performing fixed income asset class.

Despite strong performance over the last several months, large questions remain about the current and long-lasting effects COVID-19 will have on the economy. Government measures of stay at home, work from home, self-quarantining, and social distancing are now common terms and ideas in society and are a large drag on economic productivity. The effects of COVID-19 and corresponding prevention measures along with government programs challenge how investors determine risk. The Federal Reserve’s actual and implied response has caused most credit to rally and helped the functioning of credit markets, but the long-term ramifications are yet to be seen. As the Federal Reserve intended to accomplish, yields have come down and corporations have been able to issue debt at historically low yields. In Dolan McEniry’s view, this has helped U.S. corporations immensely but has also narrowed investor yields and buy side liquidity in recent months.

Despite the strong rally in corporate bonds and iM Dolan McEniry Corporate Bond Fund (the “Fund”), the uncertainty and volatility seen in the first quarter of the year may reemerge at some point until there is a clearer picture for the overall economy. Dolan McEniry will continue to monitor markets for risks and opportunities and will adjust as appropriate in an effort to add value to the Fund.

For the calendar year 2020, U.S. Treasury rates decreased significantly and the Treasury curve steepened. The 10-year U.S. Treasury yield decreased from 1.92% to 0.92%, the 5-year decreased from 1.69% to 0.36% and the 2-year yield decreased from 1.57% to 0.12%. Per Bloomberg Barclays’ data, spreads on corporate investment grade bonds

iM Dolan McEniry Corporate Bond Fund

widened 3 basis points during the year to an average option-adjusted spread (“OAS”) of +96 basis points. The OAS of the Bloomberg Barclays U.S. Corporate High Yield Bond Index widened 24 basis points to +360 basis points at year end.

Portfolio commentary

For the fiscal year ended December 31, 2020, the iM Dolan McEniry Corporate Bond Institutional share class returned +5.50% versus the Bloomberg Barclays U.S. Intermediate Credit Index return of +7.08%.

During a year of strong returns, Steel Dynamics Inc., was the best performing issuer, followed by Citrix Systems Inc. and Juniper Networks Inc. The detractors for the year were Sally Beauty Holdings Inc., TransDigm Group Inc., and U.S Treasuries. As of December 31, 2020, those best performing issuers were still held by the Fund while the above-mentioned detractors were not any longer.

During the panic and low liquidity environment of the first part of the year, Dolan McEniry focused on adding high quality credits that had sold off with the rest of the market. Dolan McEniry added as much as they could find in credits they felt were high quality with low COVID-19 exposure at the widest spreads they had seen in years. That environment did not last long as spreads gapped tighter in the following many months. With corporate spreads gapping tighter alongside historically low interest rates, value was much harder to find in the market in the latter part of the year. Dolan McEniry remained diligent on seeking to mitigate the downside and took the opportunity to reduce risk. Dolan McEniry executed trades to increase credit quality in individual holdings with only a modest give up in spread. Dolan McEniry was able to participate in most of the strong performance seen throughout credit markets this year, at the same time as increasing the credit quality of the Fund. Through these portfolio moves throughout the year; Dolan McEniry believes the Fund is well positioned to both participate in market upside and limit downside risk as we move into 2021.

Performance and statistics of iM Dolan McEniry Corporate Bond Fund

		Year End	Since
Performance (as of 12/31/2020)	QTD	2020	Inception
Institutional Class	1.85%	5.50%	6.98%
Advisor Share Class	1.76%	5.13%	6.25%
Bloomberg Barclays US Aggregate Bond Index	0.67%	7.51%	7.93%
Bloomberg Barclays US Interm. Credit Index	1.55%	7.08%	7.67%

*	Institutional Class inception date is 9/28/2018. Advisor Class inception date is 5/17/2019. Index since inception returns are as of the Institutional Class Inception date.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Short term performance in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

iM Dolan McEniry Corporate Bond Fund

Performance data current to the most recent month end may be obtained by calling 888.898.1041. Net expense ratios are: Institutional Class: 0.71% and Advisor Class: 1.06%. Gross expense ratios are:

Institutional Class: 4.37% and Advisor Class: 3.50%. The advisor has contractually agreed to waive fees (or reimburse expenses) through 09/28/2021. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

12/31/20 Stats	iM Dolan McEniry	Bloomberg Barclays	Bloomberg Barclays
	Corporate Bond	U.S. Intermediate	U.S. Aggregate
	Fund	Credit Index	Bond Index
Yield to Worst	1.33%	1.01%	1.12%
Yield to Maturity	1.63%	1.07%	1.14%
Effective Duration	3.41 years	4.44 years	6.22 years
Average Coupon	4.15%	3.20%	2.76%

The subsidized SEC Yield of the fund as of 12/31/20 was 0.55% for the institutional class and 0.22% for the advisor class.

Outlook and strategy

Dolan McEniry believes that the Fund portfolio is positioned to provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and they focus on a company’s ability to generate generous amounts of free cash flow over time in relationship to its indebtedness. Investment safety and downside mitigation are of primary importance as Dolan McEniry continues to search for undervalued fixed income securities.

As indicated in the statistics, Dolan McEniry’s fund portfolio has enjoyed an attractive yield premium versus the Bloomberg Barclays U.S. Intermediate Credit Index. As of December 31, 2020, the Fund had a +32 basis points yield to worst premium with a similar duration, which Dolan McEniry believes will allow the Fund to perform well versus the benchmark over time.

Disclaimer

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for complete holdings information.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated securities presents a greater risk of loss of principal and interest than higher-rated securities. Foreign securities are subject to risks relating to political, social, economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

iM Dolan McEniry Corporate Bond Fund

Bloomberg Barclays U.S. Aggregate Index: The Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency).

Bloomberg Barclays U.S. Intermediate Credit Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with less than ten years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities.

An investment grade is a rating that indicates that the bond considered as such has a relatively low risk of default.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Duration is a commonly used measure of the potential sensitivity of the price of a debt security, or a portfolio of debt securities, to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Basis point (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

The yield spread shows the difference between the quoted rates of return between two different investment vehicles. These vehicles usually differ regarding credit quality.

The yield to worst (YTW) is the lowest potential yield that can be received on a bond without the issuer actually defaulting and is expressed as an annual rate. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments, calls or sinking funds. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until it matures. Yield to maturity is considered a long-term bond yield but it is expressed as an annual rate. In other words, it is the internal rate of return (IRR) of an investment in a bond if the investor holds the bond until maturity, with all payments made as scheduled and reinvested at the same rate.

Effective duration is a duration calculation for bonds that have embedded options. This measure of duration takes into account the fact that expected cash flows will fluctuate as interest rates change. Effective duration can be estimated using modified duration if a bond with embedded options behaves like an option-free bond.

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate over the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses Treasury yields for the risk-free rate. The spread is added to the fixed-income security rate to make the risk-free bond rate the same as the bond.

Average coupon is a calculation of the total interest cost for a bond issue expressed as a percentage. The average coupon is equal to the total interest payments of an issue divided by bond year dollars.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow.

The iM Dolan McEniry Corporate Bond Fund is distributed by Quasar Distributors, LLC.

iM Dolan McEniry Corporate Bond Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the iM Dolan McEniry Corporate Bond Fund – Institutional Shares,
Bloomberg Barclays Intermediate Credit Index and the
Bloomberg Barclays Aggregate Bond Index

Average Annual Total Return		Since Inception
Periods Ended December 31, 2020:	1 year	(9/28/2018)
iM Dolan McEniry Corporate Bond Fund – Institutional Shares	5.50%	6.98%
iM Dolan McEniry Corporate Bond Fund – Advisor Shares(1)	5.13%	6.67%
Bloomberg Barclays Intermediate Credit Index	7.08%	7.67%
Bloomberg Barclays Aggregate Bond Index	7.51%	7.93%

Expense ratios*:	Gross 4.37% (Institutional Shares); Net 0.71% (Institutional Shares)
Gross 3.50% (Advisor Shares); Net 1.06% (Advisor Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-1041.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through April 30, 2022. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Advisor Shares is May 17, 2019. Performance shown prior to the inception of the Advisor Shares reflects the performance of the Institutional Shares and includes expenses that are applicable to, and are higher than, those of the Institutional Shares. The actual performance during the period May 17, 2019 (Advisor Share inception) through December 31, 2020 was 6.25%.

*	The expense ratios presented are from the most recent prospectus.

iM Dolan McEniry Corporate Bond Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories for purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS
at December 31, 2020

	Par
CORPORATE BONDS – 89.5%	Value	Value

Basic Materials – 1.8%
RPM International, Inc.
3.450%, 11/15/2022	$112,000	$116,401
Steel Dynamics, Inc.
2.400%, 06/15/2025	993,000	1,056,314
		1,172,715
Communications – 16.1%
AMC Networks, Inc.
5.000%, 04/01/2024	572,000	582,010
4.750%, 08/01/2025	821,000	849,082
AT&T, Inc.
3.800%, 02/15/2027	143,000	164,656
4.250% 03/01/2027	907,000	1,061,136
4.100%, 02/15/2028	217,000	255,248
Booking Holdings, Inc.
4.100%, 04/13/2025	1,005,000	1,140,657
3.600%, 06/01/2026	170,000	193,308
CenturyLink, Inc.
6.450%, 06/15/2021	312,000	318,618
5.800%, 03/15/2022	102,000	106,526
7.500%, 04/01/2024	893,000	1,012,439
Discovery Communications LLC
2.950%, 03/20/2023	196,000	206,618
3.800%, 03/13/2024	62,000	67,678
3.950%, 03/20/2028	954,000	1,095,213
Juniper Networks, Inc.
3.750%, 08/15/2029	409,000	472,025
Motorola Solutions, Inc.
3.500%, 03/01/2023	237,000	250,551
4.000%, 09/01/2024	518,000	578,966
4.600%, 02/23/2028	434,000	523,696
Verizon Communications, Inc.
3.376%, 02/15/2025	93,000	103,311
4.125%, 03/16/2027	1,038,000	1,224,513
		10,206,251

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Par
CORPORATE BONDS – 89.5% (Continued)	Value	Value

Consumer, Cyclical – 6.7%
Dollar Tree, Inc.
3.700%, 5/15/2023	$229,000	$245,201
4.000%, 5/15/2025	581,000	656,204
4.200%, 5/15/2028	333,000	396,410
Kohl’s Corp.
4.750%, 12/15/2023	63,000	67,404
9.500%, 05/15/2025	368,000	477,600
4.250%, 07/17/2025	861,000	935,263
QVC, Inc.
4.850%, 04/01/2024	198,000	214,088
4.450%, 02/15/2025	281,000	300,754
4.750%, 02/15/2027	873,000	937,929
		4,230,853
Consumer, Non-cyclical – 28.9%
Altria Group, Inc.
4.400%, 2/14/2026	1,225,000	1,422,613
Becton Dickinson & Co.
3.800%, 04/01/2021	1,512,000	1,563,126
Congara Brands, Inc.
4.300%, 05/01/2024	1,102,000	1,233,679
4.600%, 11/01/2025	181,000	213,344
Global Payments, Inc.
3.800%, 04/01/2021	494,000	496,726
3.750%, 06/01/2023	276,000	295,100
2.650%, 02/15/2025	175,000	187,478
4.800%, 04/01/2026	293,000	348,855
IHS Markit Ltd.
4.125%, 08/01/2023 (b)	206,000	224,306
3.625%, 05/01/2024 (b)	299,000	326,611
4.750%, 08/01/2028 (b)	688,000	848,583
Kraft Heinz Foods Co.
3.950%, 07/15/2025	839,000	924,339
3.000%, 06/01/2026	456,000	476,419
Molson Coors Beverage Co.
3.000%, 07/15/2026	1,352,000	1,474,649

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Par
CORPORATE BONDS – 89.5% (Continued)	Value	Value

Consumer, Non-cyclical – 28.9% (Continued)
PayPal Holdings, Inc.
2.650%, 10/01/2026	$1,125,000	$1,236,934
Reynolds American, Inc.
4.450%, 06/12/2025	1,144,000	1,303,271
Service Corporation International
4.625%, 12/15/2027	1,229,000	1,311,189
5.125%, 06/01/2029	197,000	218,510
United Rentals North America, Inc.
5.875%, 09/15/2026	196,000	207,724
5.500%, 05/15/2027	1,388,000	1,489,497
Verisk Analytics, Inc.
4.125%, 09/12/2022	60,000	63,568
4.000%, 06/15/2025	855,000	969,310
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/2022	16,000	16,460
3.550%, 04/01/2025	785,000	867,763
3.050%, 01/15/2026	506,000	558,424
		18,278,478
Financial – 6.8%
American Tower Corp.
4.700%, 03/15/2022	35,000	36,741
3.500%, 01/31/2023	426,000	452,016
4.000%, 06/01/2025	593,000	670,204
3.375%, 10/15/2026	279,000	313,644
SBA Communications Corp.
4.875%, 09/01/2024	843,000	865,744
3.875%, 02/15/2027	455,000	478,455
Trinity Acquisitions PLC
4.400%, 03/15/2026 (b)	715,000	833,985
Willis North America, Inc.
3.600%, 05/15/2024	230,000	251,217
4.500%, 09/15/2028	329,000	396,888
		4,298,894

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Par
CORPORATE BONDS – 89.5% (Continued)	Value	Value

Industrial – 6.4%
Allegion U.S. Holding Co., Inc.
3.200%, 10/01/2024	$768,000	$820,970
Carlisle Co’s, Inc.
3.750%, 11/15/2022	98,000	102,783
3.500%, 12/01/2024	336,000	368,440
3.750%, 12/01/2027	877,000	993,382
Fortune Brands Home & Security, Inc.
4.000%, 09/21/2023	396,000	431,655
Masco Corp.
4.450%, 04/01/2025	856,000	985,251
4.375%, 04/01/2026	205,000	240,805
3.500%, 11/15/2027	91,000	103,393
		4,046,679
Technology – 22.8%
Broadcom Corp.
3.459%, 09/15/2026	363,000	403,182
3.875%, 01/15/2027	786,000	883,634
CA, Inc. 4.700%, 03/15/2027
	231,000	265,307
CDK Global, Inc.
5.000%, 10/15/2024	127,000	139,859
5.875%, 06/15/2026	576,000	605,356
4.875%, 06/01/2027	806,000	851,841
CDW LLC
5.000%, 09/01/2025	320,000	335,378
4.250%, 04/01/2028	1,322,000	1,397,942
Citrix Systems, Inc.
4.500%, 12/01/2027	1,238,000	1,456,931
Fiserv, Inc.
2.250%, 06/01/2027	1,289,000	1,375,195
HP, Inc.
4.650%, 06/17/2027	1,270,000	1,402,787
KLA Corp.
4.650%, 11/01/2024	1,159,000	1,320,312

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Par
CORPORATE BONDS – 89.5% (Continued)	Value	Value

Technology – 22.8% (Continued)
Microchip Technology, Inc.
3.922%, 06/01/2021	$297,000	$301,247
4.333%, 06/01/2023	575,000	622,825
2.670%, 09/01/2023	463,000	484,513
Qorvo, Inc.
4.375%, 10/15/2029	1,064,000	1,172,464
Western Digital
4.750%, 02/15/2026	1,278,000	1,413,788
		14,432,561
TOTAL CORPORATE BONDS
(Cost $54,592,811)		56,666,431

SHORT-TERM INVESTMENTS – 9.6%	Shares
Money Market Funds – 9.6%
First American Government Obligations
Fund – Class X, 0.04% (a)	6,066,564	6,066,564
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,066,564)		6,066,564
TOTAL INVESTMENTS
(Cost $60,659,375) – 99.1%		62,732,995
Other Assets in Excess of Liabilities – 0.9%		604,033
TOTAL NET ASSETS – 100.0%		$63,337,028

Percentages are stated as a percent of net assets.
(a)	The rate shown represents the fund’s 7-day yield as of December 31, 2020.
(b)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2020

Assets:
Investments, at value (cost of $60,659,375)	$62,732,995
Receivables:
Fund shares sold	202,454
Dividends and interest	508,775
Prepaid expenses	19,566
Total assets	63,463,790

Liabilities:
Payables:
Fund shares redeemed	11,234
Advisory fee	4,547
Distribution Payable	18,668
Administration and fund accounting fees	37,168
Distribution fees	6,978
Service fees	5,583
Reports to shareholders	5,558
Compliance expense	1,369
Custody fees	1,002
Trustee fees	2,513
Transfer agent fees and expenses	13,298
Other accrued expenses	18,844
Total liabilities	126,762
Net assets	$63,337,028

Net assets consist of:
Paid in capital	$61,168,126
Total accumulated earnings	2,168,902
Net assets	$63,337,028

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$57,665,512
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,280,923
Net asset value, offering price and redemption price per share	$10.92

Advisor Shares:
Net assets applicable to outstanding Advisor Shares	$5,671,516
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	519,997
Net asset value, offering price and redemption price per share	$10.91

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

Investment income:
Interest	$1,025,991
Total investment income	1,025,991

Expenses:
Investment advisory fees (Note 4)	184,022
Administration and fund accounting fees (Note 4)	129,296
Transfer agent fees and expenses	56,347
Federal and state registration fees	39,785
Legal fees	22,776
Audit fees	17,001
Compliance expense	16,126
Distribution fees (Note 5)
Distribution fees – Advisor Shares	12,294
Trustees’ fees and expenses	10,138
Custody fees	6,222
Reports to shareholders	6,039
Service fees (Note 6)
Service fees – Advisor Shares	4,918
Other	9,935
Total expenses before reimbursement from advisor	514,899
Expense reimbursement from advisor (Note 4)	(240,056)
Net expenses	274,843
Net investment income	751,148

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	221,907
Net change in unrealized appreciation on investments	1,791,516
Net realized and unrealized gain on investments	2,013,423
Net increase in net assets resulting from operations	$2,764,571

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019*
Operations:
Net investment income	$751,148	$204,018
Net realized gain on investments	221,907	26,408
Net change in unrealized
appreciation on investments	1,791,516	316,940
Net increase in net assets
resulting from operations	2,764,571	547,366

Distributions:
Distributable earnings – Institutional shares	(791,355)	(195,980)
Distributable earnings – Advisor shares	(104,467)	(16,397)
Total distributions	(895,822)	(212,377)

Capital Share Transactions:
Proceeds from shares sold
Institutional Shares	45,586,465	10,631,914
Advisor Shares	2,862,196	3,090,907
Proceeds from shares issued
to holders in reinvestment of dividends
Institutional Shares	677,454	194,765
Advisor Shares	104,414	16,267
Cost of shares redeemed
Institutional Shares	(3,290,897)	(178,129)
Advisor Shares	(595,088)	(66,076)
Net increase in net assets from
capital share transactions	45,344,544	13,689,648
Total increase in net assets	47,213,293	14,024,637

Net Assets:
Beginning of year	16,123,735	2,099,098
End of year	$63,337,028	$16,123,735

*  The Advisor Shares commenced operations on May 17, 2019.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019*
Change in Shares Outstanding:
Shares sold
Institutional Shares	4,293,619	1,016,72
Advisor Shares	277,550	293,260
Shares issued to holders in
reinvestment of dividends
Institutional Shares	63,353	18,58
Advisor Shares	9,808	1,538
Shares redeemed
Institutional Shares	(307,931)	(16,980)
Advisor Shares	(55,895)	(6,264)
Net increase in shares outstanding	4,280,504	1,306,862

*  The Advisor Shares commenced operations on May 17, 2019.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Shares
			September 28,
			2018*
	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,
	2020	2019	2018
Net Asset Value – Beginning of Period	$10.61	$9.83	$10.00

Income from Investment Operations:
Net investment income[1]	0.22	0.30	0.09
Net realized and unrealized
gain (loss) on investments	0.36	0.79	(0.17)
Total from investment operations	0.58	1.09	(0.08)

Less Distributions:
Dividends from net investment income	(0.24)	(0.30)	(0.09)
Dividends from net realized gains	(0.03)	(0.01)	—
Total distributions	(0.27)	(0.31)	(0.09)

Net Asset Value – End of Period	$10.92	$10.61	$9.83

Total Return	5.50%	11.25%	(0.77	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$57,666	$13,066	$2,099
Ratio of operating expenses
to average net assets:
Before reimbursements	1.34%	4.36%	13.94	%+
After reimbursements	0.70%	0.70%	0.70	%+
Ratio of net investment income
to average net assets:
Before reimbursements	1.43%	(0.83)%	(9.54	)%+
After reimbursements	2.07%	2.83%	3.70	%+
Portfolio turnover rate	40%	16%	0	%^

*	Commencement of operations for Institutional Shares was September 28, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Advisor Shares
		May 17, 2019*
	Year Ended	through
	December 31, 2020	December 31, 2019
Net Asset Value – Beginning of Period	$10.60	$10.26

Income from Investment Operations:
Net investment income[1]	0.20	0.15
Net realized and unrealized gain on investments	0.34	0.36
Total from investment operations	0.54	0.51

Less Distributions:
Dividends from net investment income	(0.20)	(0.16)
Dividends from net realized gains	(0.03)	(0.01)
Total distributions	(0.23)	(0.17)

Net Asset Value – End of Period	$10.91	$10.60

Total Return	5.13%	4.96%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$5,672	$3,058
Ratio of operating expenses
to average net assets:
Before reimbursements	1.78%	3.49%
After reimbursements	1.05%	1.05%+
Ratio of net investment income
to average net assets:
Before reimbursements	1.13%	(0.20)%+
After reimbursements	1.86%	2.24%+
Portfolio turnover rate	40%	16%

*	Commencement of operations for Advisor Shares was May 17, 2019.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2020

NOTE 1 – ORGANIZATION

The iM Dolan McEniry Corporate Bond Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust.  The Fund’s Institutional Shares commenced operations on September 28, 2018.  The Fund’s Advisor Shares commenced operations on May 17, 2019.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  iM Global Partner US LLC (the “Advisor”) serves as the investment advisor to the Fund.  Dolan McEniry Capital Management, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek total return, with a secondary investment objective of preserving capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized/accreted using the effective interest method.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

The Fund distributes substantially all of its net investment income, if any, daily, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees: The Fund’s redemption fee was eliminated, effective as of November 9, 2020. Prior to that, the Fund charged a 2% redemption fee to most shareholders who redeemed shares held for 90 days or less.  Such fees were retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities: Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2020, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors,

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$56,666,431	$—	$56,666,431
Short-Term Investments	6,066,564	—	—	6,066,564
Total Investments in Securities	$6,066,564	$56,666,431	$—	$62,732,995

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2020, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.  For the year ended December 31, 2020, the Fund incurred $184,022 in advisory fees.  The Advisor has hired Dolan McEniry Capital Management, LLC as a sub-advisor to the Fund.  The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.  An affiliate of the Adviser is a minority owner of the Sub-Advisor.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred sales charges, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed 0.70% of the average daily net assets of the Fund.

For the year ended December 31, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $240,056 for the Fund. The waivers and reimbursements will remain in effect through April 30, 2022 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

not cause the Fund’s expenses to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$ 67,925	12/31/2021
261,198	12/31/2022
240,056	12/31/2023
$569,179

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended December 31, 2020, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$129,296
Custody	$ 6,222
Transfer agency(a)	$ 20,202

(a) Does not include out-of-pocket expenses.

At December 31, 2020, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$37,168
Custody	$ 1,002
Transfer agency(a)	$10,124

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Advisor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended December 31, 2020, the Fund incurred distribution expenses on its Advisor Shares of $12,294.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Advisor Share class. Under the Plan, the Advisor Class is authorized to pay an annual shareholder servicing fee of up to 0.10% of the class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of Advisor Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Advisor Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Advisor Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2020, the Fund incurred, under the Plan, shareholder servicing fees on its Advisor Shares of $4,918.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$ —
Other	$53,258,104

Sales
U.S. Government Obligations	$ —
Other	$13,763,462

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$60,666,192
Gross unrealized appreciation	2,080,296
Gross unrealized depreciation	(13,493)
Net unrealized depreciation	2,066,803
Undistributed ordinary income	56,451
Undistributed long-term capital gain	45,648
Total distributable earnings	102,099
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,168,902

As of December 31, 2020, the Fund had no short-term or long-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the year ended December 31, 2020 and year ended December 31, 2019 was as follows:

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Ordinary income	$828,368	$212,377
Long-Term Capital Gain	$ 67,454	$ —

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Fixed Income Securities Risk:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

Market Risk: Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

High-Yield Fixed Income Securities Risk:  The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Prepayment and Extension Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.  Rising interest rates could extend the life of securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising interest rates and its potential for price declines.

U.S. Government and U.S. Agency Obligations Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely payment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 10 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab & Co., Inc. held 29% of the outstanding Institutional Shares of the Fund and 98% of the outstanding Advisor Shares of the Fund.  National Financial Services LLC held 28% of the outstanding Institutional Shares of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co., Inc. or National Financial Services LLC are also owned beneficially.

iM Dolan McEniry Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of iM Dolan McEniry Corporate Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of iM Dolan McEniry Corporate Bond Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Institutional Shares	For each of the years in the two-year period ended December 31, 2020 and for the period from September 28, 2018 (commencement of operations) through December 31, 2018.
Advisor Shares	For the year ended December 31, 2020 and for the period from May 17, 2019 (commencement of operations) through December 31, 2019.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

iM Dolan McEniry Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 25, 2021

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE
December 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2020 to December 31, 2020 for the Institutional Shares and Advisor shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE (Continued)
December 31, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/2020	12/31/2020	7/1/2020-12/31/2020
Actual
Institutional Shares	$1,000.00	$1,037.20	$3.58
Advisor Shares	$1,000.00	$1,035.40	$5.37
Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,021.62	$3.56
Advisor Shares	$1,000.00	$1,019.86	$5.33

(1)
Expenses are equal to the Institutional and Advisor Shares’ annualized expense ratio of 0.70% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period).

iM Dolan McEniry Corporate Bond Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

iM Dolan McEniry Corporate Bond Fund

NOTICE TO SHAREHOLDERS
at December 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-1041 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-1041.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q/N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-898-1041.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-1041 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years
INTERESTED TRUSTEE
Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	9	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee,	Managing Director, Carne	9	Trustee, Madison
(Born 1962)	since July 2016	Global Financial Services (US)		Funds, since 2019
	and Lead	LLC (a provider of independent		(18 portfolios);
	Independent	governance and distribution		Trustee, XAI
	Trustee,	support for the asset management		Octagon Floating
	since May 2017	industry), since 2013; interim		Rate &
		Managing Director, Park Agency,		Alternative
		Inc., since 2020.		Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years
Lawrence T.	Trustee,	Senior Vice President and Chief	9	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

James R.	Trustee	Distribution consultant since	9	None
Schoenike(2)	since July 2016	2018, President and CEO, Board
(Born 1959)		of Managers, Quasar Distributors,
LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)
Mr. Schoenike became an Independent Trustee on January 1, 2021.  He was an Interested Trustee and Chairman through December 31, 2020 by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS
Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001.
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005.
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and Anti-Money	HSBC (investment banking company), 2015 – 2017.
Laundering Compliance
Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary,	Assistant Vice President, Compliance and
(Born 1988)	since August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017.

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-1041.

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 9, 2020 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the iM Dolan McEniry Corporate Bond Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, iM Global Partner US LLC (“iM Global”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between iM Global and Dolan McEniry Capital Management LLC (“Dolan McEniry”).  In approving the Advisory Agreement and the Sub-Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020.

At this meeting, and at a prior meeting held on October 13, 2020, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement and Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement and Sub-Advisory agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, due diligence materials provided by iM Global and Dolan McEniry, including iM Global’s and Dolan McEniry’s Form ADV, information regarding iM Global’s and Dolan McEniry’s compliance program, personnel and financial condition, profitability information, and other pertinent information.  The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the sub-advisory fee payable by iM Global to Dolan McEniry under the Sub-Advisory Agreement, the expense cap agreement between the Trust, on behalf of the Fund, and iM Global, and comparative fee and expense information provided by Morningstar. The Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the Sub-Advisory Agreement and the information provided.  The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by iM Global and Dolan McEniry, the performance of the Fund, trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the November 9, 2020 and October 13, 2020 meetings, as well as information provided by iM Global and Dolan McEniry over the course of the year, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement.

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by iM Global and Dolan McEniry to the Fund.  The Trustees considered the services provided by iM Global, including sub-adviser evaluation and oversight, compliance services, shareholder servicing, and Fund marketing. In addition, the Trustees considered the specific responsibilities of iM Global and Dolan McEniry in the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Daniel D. Dolan, Jr., Roger S. McEniry, Stephen M. Schubert, C. Schaffer Degen, M. Patrick Voelker, and Robert W. Greber III, the Fund’s portfolio managers, and other key personnel at iM Global and Dolan McEniry involved in the day-to-day activities of the Fund. The Trustees noted that iM Global manages two other funds in the Trust. The Board also considered compliance support services provided to iM Global by an industry consultant.

The Trustees noted that they had met with iM Global via videoconference earlier in the year to discuss iM Global’s and Dolan McEniry’s services to the Fund and various business, performance, marketing and compliance updates. The Trustees noted the growth in the Fund due to iM Global’s distribution efforts.  The Trustees discussed iM Global’s and Dolan McEniry’s compliance programs, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of each firm’s compliance program.  The Trustees also considered the effective operation of each firm’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that both iM Global and Dolan McEniry had sufficient quality and depth of personnel, resources, investment methods (in the case of Dolan McEniry) and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of services provided to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, and since inception periods ended June 30, 2020.  The Trustees considered that iM Global does not directly manage the Fund’s investment portfolio, but had delegated those duties to Dolan McEniry, subject to iM Global’s oversight. In assessing the quality of the portfolio management services delivered by iM Global and Dolan McEniry, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to four relevant indices, including the Fund’s benchmark, the Bloomberg Barclays US Intermediate Credit Index. The Trustees also compared the Fund’s performance to a peer group of U.S corporate bond funds (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately managed core plus bond accounts of Dolan McEniry that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund underperformed the Bloomberg Barclays US Intermediate Credit Index and the Morningstar Peer Group for all time periods reviewed. The Trustees considered the reasons for the Fund’s underperformance, as discussed with

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

representatives from iM Global and Dolan McEniry at a prior meeting.  The Trustees noted that the Fund has delivered strong absolute performance since inception.  The Trustees reviewed the Fund’s performance relative to Dolan McEniry’s composite of other separately managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was generally in line with the performance of the separately managed accounts.

After considering all of the information, the Trustees concluded that, although past performance is not a guarantee or indication of future results, the Fund and its shareholders were likely to benefit from iM Global’s and Dolan McEniry’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER AND SUB-ADVISER

The Trustees considered the cost of services provided by iM Global and iM Global’s advisory fee, including a review of comparative fee and expense information and peer group data.  The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by iM Global.

The Trustees also considered iM Global’s and Dolan McEniry’s financial statements, the amount of the sub-advisory fee payable to Dolan McEniry and other financial information.  The Trustees also examined a profitability analysis prepared by iM Global based on the fees payable under the Advisory Agreement.  The Trustees noted that iM Global continues to subsidize the Fund’s expense ratio.  The Trustees considered information about payments made by iM Global to financial intermediaries, noting that all marketing and distribution fees other than Rule 12b-1 fees payable by Advisor Shares were paid by iM Global out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 0.50% was slightly above the Morningstar Peer Group average.  The Trustees further noted that the total net expense ratio for each of the Institutional Shares and the Retail Shares was above the Morningstar Peer Group average.  The Board noted that, pursuant to a contractual operating expense limitation agreement between iM Global and the Fund, iM Global has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, shareholder servicing plan fees and other excludable expenses) do not exceed 0.70% of the Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to iM Global were fair and reasonable in light of the quality of services provided to the Fund.  The Trustees did not consider iM Global’s level of profitability from its relationship with the Fund to be a material factor because the Fund was not yet profitable to iM Global.

The Trustees then considered the sub-advisory fee paid to Dolan McEniry by iM Global for the services provided as the Fund’s sub-adviser, including iM Global’s discussion of the appropriateness of the sub-advisory fee.  The Trustees concluded that the

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

sub-advisory fee paid to Dolan McEniry by iM Global was reasonable.  The Trustees also noted that the sub-advisory fee is paid by iM Global, not the Fund.  The Trustees further noted that iM Global and Dolan McEniry may be considered affiliates due to the interest in Dolan McEniry held by iM Global’s parent company, but that the sub-advisory fees appear to have been negotiated at arms-length.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s asset level and discussed potential economies of scale.  The Trustees did not consider economies of scale to be a material factor given the Fund’s current asset size.  The Trustees determined that the current fee structure was reasonable given the operating expense limitation agreement that is in place and the Fund’s current asset level.

Because the sub-advisory fees payable to Dolan McEniry is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by iM Global and Dolan McEniry from each firm’s association with the Fund. The Board noted that due to iM Global’s parent company having ownership in both iM Global and Dolan McEniry, both iM Global and DBi expect to benefit from cross marketing and other synergies between the entities. In addition, the Board noted that iM Global or its affiliates will benefit indirectly from the sub-advisory fees payable to Dolan McEniry. The Board determined that such benefits were appropriate.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, each for an additional term ending November 30, 2021, as being in the best interests of the Fund and its shareholders.

iM Dolan McEniry Corporate Bond Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-1041.

Investment Advisor
iM Global Partner US LLC
300 Barr Harbor Drive, Suite 720
Conshohocken, PA 19428

Investment Sub-Advisor
Dolan McEniry Capital Management, LLC
120 North LaSalle Street, Suite 1510
Chicago, IL 60602

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-888-898-1041

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*           /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date    3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date    3/10/2021

By (Signature and Title)*           /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date    3/10/2021

* Print the name and title of each signing officer under his or her signature.